                                                                                                       Exhibit 31.2

                               Certification of Chief Financial Officer Pursuant to
                                  Securities Exchange Act Rules 13a-14 and 15d-14
                                              as Adopted Pursuant to
                                   Section 302 of the Sarbanes-Oxley Act of 2002

         I, N. Larry McPherson, Chief Financial Officer of Tropical Sportswear Int'l Corporation,  certify that:

     1.  I have reviewed this quarterly report on Form 10-Q of Tropical Sportswear Int'l Corporation;

     2.  Based on my knowledge,  this quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statement made, in light  of  the circumstances  under which  such  statements were made,  not  misleading  with  respect to the period covered by this quarterly report;

     3.  Based  on my knowledge,   the  financial  statements,  and  other financial  information  included in this quarterly report, fairly present in all material respects the financial condition,  results of  operations and cash flows of  registrant  as of, and for,  the periods  presented  in this  quarterly report;

     4.  The  registrant's  other  certifying  officers  and  I  are  responsible for  establishing and maintaining disclosure  controls  and  procedures  (as  defined  in  Exchange  Act  Rules  13a-14  and 15d-14) for the
         registrant and we have:

             a) Designed such disclosure  controls and procedures to ensure that material  information  relating to the registrant,  including its consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

             b) Evaluated the effectiveness of the registrant's  disclosure  controls and procedures as of the date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

             c) Presented in this  quarterly  report our  conclusions  about the  effectiveness  of the  disclosure controls and procedures based on our evaluation as of the Evaluation Date;

      5.  The registrant's other certifying officers and I have disclosed, based on  our  most  recent  evaluation, to the  registrant's  auditors and that the audit  committee of the  registrant's  board of directors (or persons performing the equivalent functions):

             a) All significant deficiencies in the design or operation of internal controls  which could adversely affect the  registrant's  ability to record,  process,  summarize and  report  financial data and have identified  for the  registrant's  auditors  any material  weaknesses  in internal controls; and

             b) Any  fraud,  whether  or  not  material,  that  involves  management or other  employees who have a significant role in the registrant's internal controls; and

       6.  The registrant's  other certifying  officers and I have indicated in this quarterly report whether there were  significant changes in  internal  controls or  in  other  factors  that could significantly affect internal  controls  subsequent to the date of our  most  recent  evaluation,  including  any  corrective actions with regard to significant deficiencies and material weaknesses.

         Date:  August 4, 2003

                                                              By:      /s/ N. Larry McPherson
                                                                       N. Larry McPherson
                                                                       Chief Financial Officer